Exhibit 10.1

STOCK PURCHASE AGREEMENT

------------------------

     THIS  STOCK PURCHASE AGREEMENT (the "Agreement") is entered into the 1st day of March 2007, and supersedes any and all other agreements whether in writing or orally  communicated,  by  and  among  Payment Data Systems, Inc. (hereinafter referred to as  “SELLER”), a Nevada corporation, and Mr. Robert D. Evans  (hereinafter  referred  to  as  the  "PURCHASER");

WITNESSETH:

     WHEREAS,  the  PURCHASER  desires  to  purchase 5,000,000 shares of the Seller’s common stock, par value $0.001, (the Shares), and the SELLER desires  to  sell  or cause to be sold the Shares, upon the terms and subject to the  conditions  herein;  and

     WHEREAS,  the  parties  desire  that,  upon  the  terms  and subject to the conditions  contained  herein,  the  PURCHASER  shall pay $500,000 to the SELLER, (the "Purchase Price") in exchange for the Shares.

NOW,  THEREFORE,  in  consideration  of the mutual covenants and agreements contained  in  this  Agreement,  and in order to consummate the purchase and the sale  of  the  Shares,  it  is  hereby  agreed  as  follows:

     1.     CLOSING AND PURCHASE PRICE.

     A.     PROCEDURE  FOR CLOSING.  The Closing of the purchase and sale of the Shares will be held at the SELLER'S offices on March 1, 2007 at 3:00 pm EST (the  "Closing")  or  such  other place, date and time as the parties hereto may otherwise  agree.

     B.     PURCHASE AND  SALE OF PAYMENT DATA SYSTEMS STOCK.  At Closing, PURCHASER agrees to purchase the Shares from SELLER and SELLER agrees to sell the Shares to PURCHASER, for the Purchase Price.

     C.      AMOUNT AND PAYMENT OF PURCHASE PRICE.  The Purchase Price shall consist of $500,000, or $0.10 per share of common stock, to be paid to the SELLER by the PURCHASER in readily available funds.

     2.     REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.  SELLER hereby warrants and represents:

     A.     SELLER  is  duly organized, validly existing and in good standing under the laws of the state of Nevada, and has the corporate power and  lawful  authority  to  own,  lease  and operate its assets, properties, and business  and to carry on its business as now being and as heretofore conducted.

     B.     AUTHORITY  RELATIVE  TO  THIS AGREEMENT.  Except as otherwise stated herein, the  SELLER  has  full power and authority to execute this Agreement and carry  out  the  transactions  contemplated  by  it  and  no  further  action is necessary  by  the  SELLER  to  make  this  Agreement  valid  and  binding  upon SELLER  and enforceable  against  him in accordance with the terms hereof, or to carry  out  the  actions  contemplated  hereby.  The  execution,  delivery  and performance  of  this  Agreement  by  the  SELLER  will  not:

     (i)     constitute  a  breach  or  a  violation  of  SELLER’S  Articles  of Incorporation,  By-Laws,  or  of  any  law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it  is  bound;

     (ii)     constitute  a  violation of any order, judgment or decree to which it  is  a  party  or  by  which  its  assets  or  properties  are  bound  or affected;  or

     (iii)     result  in  the  creation  of  any  lien,  charge  or encumbrance upon  its  assets  or  properties,  except  as  stated  herein.

     C.     OWNERSHIP.  All  of  the  Shares  have been duly authorized, validly issued  and  are  fully  paid  and  non-assessable,  and  were  not  issued  in violation  of  the terms of any agreement or other understanding legally binding upon  SELLER,  and  were  issued  in  compliance  with  all  applicable  laws  and regulations.

     D.

CONSENT.  SELLER has obtained written consent to enter this Agreement from SELLER’s existing lender holding a right of first refusal.

     E.       FULL  DISCLOSURE.  Now  and as of the date of Closing, no representation or warranty of SELLER contained in this Agreement, and, to the best knowledge of SELLER  (or  any  agents  of SELLER), no document or other paper furnished by or on behalf  of SELLER to PURCHASER (or any of its agents) pursuant to this Agreement or in  connection  with  the  transaction contemplated  hereby,  taken as a whole, contains  an  untrue  statement  of a material fact or omits to state a material fact  required to be stated therein or necessary to make the statements made, in the  context  in  which  made,  not  false  or  misleading.

     3.     REPRESENTATIONS  AND  WARRANTIES  OF THE PURCHASER.  PURCHASER hereby warrants, represents and agrees that:

     A.      PURCHASER  is  an accredited investor, which is defined, in part, pursuant to Rule 501 of Regulation D promulgated under the Securities Act of 1933 (“Regulation D”),  as follows:

“Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000; Any natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.”

     B.     AUTHORITY  RELATIVE  TO  THIS  AGREEMENT  AND  ANCILLARY  DOCUMENTS. Except as otherwise stated herein, the PURCHASER has full power and authority to execute  this  Agreement, and carry out the transactions contemplated hereby and thereby  and  no  further  action  is  necessary  by  the PURCHASER to make this Agreement  valid  and  binding  upon  PURCHASER  and  enforceable  against it in accordance  with  the  terms  hereof,  or  to carry out the actions contemplated hereby  and  thereby.  The execution, delivery and performance of this Agreement by  the  PURCHASER  will  not:

     (i)     constitute  a  breach  or  a  violation  of  any  law,  agreement, indenture,  deed  of  trust,  mortgage,  loan  agreement  or other instrument to which  he  is  a  party,  or  by  which  he  is  bound;

     (ii)     constitute  a  violation of any order, judgment or decree to which he  is  a  party  or  by  which  his  assets  or  properties  are  bound  or affected;  or

     (iii)     result  in  the  creation  of  any  lien,  charge  or encumbrance upon  his  assets  or  properties  except  as  stated  herein.

     C.     NO  REGISTRATION.  PURCHASER  warrants  that  it  is acquiring the Shares for investment and for PURCHASER'S own account and not  as a nominee or agent for any other person and with no present intention of distributing  or  reselling  such  shares.  PURCHASER  understands  (1)  that  the Shares have not been registered for sale under the Securities  Act  or  any  state  securities  or "blue-sky" laws in reliance upon exemptions therefrom, which exemptions depend upon, among other things, the bona fide  nature  of  the  investment intent of PURCHASER as expressed herein, (2) that such  securities  must  be  held indefinitely and not sold until such shares are registered  under  the  Securities  Act  and  any applicable state securities or "blue-sky"  laws,  unless  an  exemption  from  such  registration is available.

     D.      INFORMATION ON SELLER. PURCHASER has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission to the SELLER’s Form 10-KSB for the year ended December 31, 2005 and all periodic reports filed with the Commission thereafter, but not later than five business days before the Closing.  In addition, the PURCHASER has had an opportunity to talk with Management of the SELLER and has received in writing from the SELLER such other information concerning its operations, financial condition and other matters as the PURCHASER has requested in writing to the extent required by Regulation D, and considered all factors the PURCHASER deems material in deciding on the advisability of investing in the Shares.

    E.

      COMMON STOCK LEGEND. The Shares shall bear the following of similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PAYMENT DATA SYSTEMS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

    F. COMMUNICATION OF OFFER. The offer to sell the Shares was directly communicated to the PURCHASER by the SELLER.  At no time was the PURCHASER presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

    G.       NO GOVERNMENT REVIEW. The PURCHASER understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

    H.       FULL  DISCLOSURE.  Now  and as of the date of Closing, no representation or warranty of PURCHASER contained in this Agreement, and, to the best knowledge of PURCHASER  (or  any  agents  of PURCHASER), no document or other paper furnished by or on behalf  of PURCHASER to SELLER (or any of its agents) pursuant to this Agreement or in  connection  with  the  transaction  contemplated  hereby,  taken as a whole, contains  an  untrue  statement  of a material fact or omits to state a material fact  required to be stated therein or necessary to make the statements made, in the  context  in  which  made,  not  false  or  misleading.

     4.     EXPENSES.  Each  of  the  parties  hereto  shall  pay  its  own expenses  in  connection  with  this  Agreement  and  the  transactions contemplated  hereby, including  the  fees  and  expenses  of  its  counsel  and  other  experts.

     5.     CLOSING  DELIVERIES.  At  the  Closing,  the  deliveries hereinafter specified shall be made by the respective parties hereto, in order to consummate the  transactions  contemplated  hereby.

     A.     DELIVERIES  BY  SELLER.  SELLER  shall  deliver  or  cause  to  be delivered  soon  as  reasonably  practical  to  PURCHASER, stock  certificates,  and  any  and  all  other  instruments  of conveyance  and  transfer  as  required  by  Section  1 of  this  Agreement.

     B.     DELIVERIES  BY  PURCHASER.  PURCHASER  shall deliver or caused to be delivered  to  SELLER, the  Purchase  Price  of  this  Agreement;  and  any  and all other instruments  of  conveyance  and  transfer  as  required by Section 1 of this Agreement.

     6.     CONSUMMATION  OF  AGREEMENT.  PURCHASER  and  SELLER shall use their best  efforts  to  perform  and  fulfill  all  conditions  and obligations to be performed  and  fulfilled by them under this Agreement, and SELLER shall use his best  efforts  to  further ensure that to the extent within SELLER'S control, no breach  of any of SELLER'S representations, warranties, and agreements hereunder or contemplated hereby occurs or exists on or before Closing to the end that the transactions  contemplated  by  this  Agreement  shall  be  fully  carried  out.

     7.     FURTHER  ASSURANCES.  Each of the parties hereto shall execute such documents, further instruments and other papers and take such further actions as may  be  reasonably required or desirable to carry out the provisions hereof and the  transactions  contemplated  hereby.

     8.     GENERAL.

     A.     SURVIVAL  OF REPRESENTATIONS AND WARRANTIES.  Each of the parties to this  Agreement  covenants  and  agrees  that  its  respective  representations, warranties,  covenants  and  statements  and  agreements  contained  in  this Agreement  and  the  exhibits  hereto,  and  in  any  documents  delivered  in connection herewith, shall survive  the Closing indefinitely.  Except agreements between  the  PURCHASER  and  SELLER,  and  as  set forth in this Agreement, any exhibits  hereto  or  in  the  documents  and  papers  delivered  in  connection herewith,  there  are  no  other  agreements,  representations,  warranties  or covenants  by  or  among  the  parties  hereto  with  respect  to  the  subject matter  hereof.

     B.     ENTIRE  AGREEMENT.  This  Agreement  (including  all  documents  and papers delivered  pursuant  hereto  and  any  written amendments hereof executed by  the  parties  hereto)  constitutes  the  entire  agreement  and  supersedes all  prior  agreements and understandings, oral and written, between the parties hereto  with  respect  to  the  subject  matter  hereof.

     C.     SECTIONS  AND  OTHER  HEADINGS.  The  section  and  other  headings contained in this Agreement are for reference purposes only and shall not affect the  meaning  or  interpretation  of  this  Agreement.

     D.     GOVERNING  LAW.  This  Agreement  and  all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of  the  State of Nevada  without  regard to its conflict of laws provisions.    In the event that litigation  results  from  or  arises  out  of this Agreement or the performance thereof,  the  parties  agree  to  reimburse  the  prevailing party's reasonable attorney's  fees,  court  costs,  and  all  other  expenses,  whether  or  not taxable by the court as costs,  in  addition  to  any other relief to which, the prevailing  party  may  be  entitled.

     E.     CONTRACTUAL  PROCEDURES.  Unless  specifically  disallowed  by  law, should  litigation  arise  hereunder,  service  of  process  therefore,  may  be obtained  through  certified  mail, return receipt requested; the parties hereto waiving any and  all  rights  they  may  have  to  object to the method by which service  was  perfected.

     F.     AMENDMENT  AND  WAIVER.  The  parties  may by mutual agreement amend this  Agreement  in  any  respect,  and  any  party,  as  to such party, may (a) extend  the  time  for  the  performance  of any of the obligations of any other party,  and  (b)  waive  (i)  any  inaccuracies  in  representations  by  any other  party,  (ii)  compliance  by  any  other party with any of the agreements contained  herein  and  performance  of any obligations by such other party, and (iii) the fulfillment of any  condition  that is precedent to the performance by such party of any of its obligations under this Agreement.  To be effective, any such  amendment  or  waiver  must  be  in  writing  and  be  signed by the party against  whom  enforcement  of  the  same  is  sought.

     G.     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more counterparts,  each  of whom shall for all purposes are deemed to be an original and  all  of  which  shall  constitute  one  instrument.

     H.     ADVICE  OF COUNSEL.  EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT,  SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL  COUNSEL,  AND  HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS  AGREEMENT.

IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto  all  on  the  date  first  above  written.

PURCHASER:

Robert D. Evans

By: /s/ Robert D. Evans

Robert D. Evans

SELLER:

Payment Data Systems, Inc., a Nevada corporation

By: /s/ Michael R. Long

Michael R. Long

Chief Executive Officer